                                 UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C. 20549

                                                     FORM 8-K

                                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                                        THE SECURITIES EXCHANGE ACT OF 1934

                                                  DATE OF REPORT
                                         (DATE OF EARLIEST EVENT REPORTED)

                                                   JUNE 28, 2002

                                                  ASTRO-MED, INC
                              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                          COMMISSION FILE NUMBER 0-13200

        RHODE ISLAND                        05-0318215
        (STATE  OR OTHER JURISDICTION OF             (IRS EMPLOYER IDENTIFICATION
        INCORPORATION OR ORGANIZATION)               NUMBER)

                                 600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
                           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                                  (401-828-4000)
                               (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 28, 2002,  acting upon the  recommendation  of its Audit  Committee,  the Board of Directors of  Astro-Med,
Inc. (the Company) dismissed the Company's  independent  auditors,  Arthur Andersen LLP (AA). The Company is in the process of interviewing  qualified  independent  auditors to replace AA and  anticipates  that it will have reached agreement with a nationally recognized public accounting firm shortly.

During the two most  recent  fiscal  years of the Company  ended  January  31,  2002 and 2001,  and the  subsequent interim  period  through June 28, 2002,  there were no  disagreements  between the Company and AA on any matters of accounting  principles  or  practices,  financial  statement  disclosure,  or auditing  scope or  procedure,  which disagreements,  if not resolved to AA's satisfaction,  would have caused AA to make reference to the subject matter of the  disagreement in connection with its reports;  and there were no reportable  events described under Item 304
(a) (1) (v) of Regulation S-K.

The audit  reports of AA on the  consolidated  financial  statements  of the Company as of and for the fiscal years ended  January  31, 2002 and 2001 did not contain any  adverse  opinion or  disclaimers  of opinion,  nor were they qualified or modified as to  uncertainty,  audit scope or accounting  principles.  A letter from AA attached hereto as Exhibit 16.1, indicating its concurrence with disclosures in this and the preceding paragraph.

During the two most recent fiscal years of the Company ended January 31, 2002 and 2001 and the  subsequent  interim period  through June 28, 2002,  the Company did not consult any other firms  regarding any of the matters or events set forth in Item 304 (a) (2) (i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

     Exhibit  16.1 - Letter from Arthur  Andersen LLP to the  Securities  and  Exchange  Commission  dated June 28,
    2002.

SIGNATURES

Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DATE: JUNE 28, 2002                                  ASTRO-MED, INC.
                                                              By: /s/ Joseph P. O'Connell
                                                              Vice      President     and      Treasurer      Chief
                                                              Financial Officer

                                                   EXHIBIT INDEX

EXHIBIT                        DESCRIPTION

16.1                                 Letter from Arthur Andersen LLP to the Securities and Exchange Commission
                              Dated June 28, 2002.

                                                                                                       EXHIBIT 16.1

June 28, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir or Madam:

The  representations  made in this  letter  are  based  solely on  discussions  with and  representations  from the engagement  partner and  manager on the audits of the  financial  statements  of this  registrant  for the two most recent  fiscal  years.  Those  individuals  are no longer  with Arthur  Andersen  LLP. We have read the first three paragraphs  of Item 4  included  in the Form 8-K dated  June 28,  2002,  of  Astro-Med,  Inc.  to be filed with the
Securities  and  Exchange  Commission  and have  found no basis  for  disagreement  with the  statements  contained therein.

Very truly yours,

/s/ Arthur Andersen LLP

cc: Mr. Joseph P. O'Connell, CFO, Astro-Med, Inc.